Exhibit 10.3

Execution Version

INVESCO COMMERCIAL REAL ESTATE

FINANCE INVESTMENTS, LP,

as Borrower

INVESCO COMMERCIAL REAL ESTATE FINANCE TRUST, INC.,

as Guarantor

REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A.,

as Administrative Agent

BOFA SECURITIES, INC.,

as Sole Lead Arranger and Sole Bookrunner

May 10, 2023

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6.	GUARANTY	67
	6.01 Guaranty of Payment	67
	6.02 Obligations Unconditional	67
	6.03 Modifications	68
	6.04 Waiver of Rights	68
	6.05 Reinstatement	68
	6.06 Remedies	68
	6.07 Subrogation	69
	6.08 Joint and Several Liability	69

7.	CONDITIONS PRECEDENT TO CREDIT EXTENSIONS	70
	7.01 Conditions to Initial Credit Extension	70
	7.02 All Loans and Letters of Credit	72

8.	REPRESENTATIONS AND WARRANTIES	73
	8.01 Organization and Good Standing of Borrower	73
	8.02 Organization and Good Standing of Initial Guarantor	73
	8.03 Organization and Good Standing of Other Loan Parties	74
	8.04 Authorization and Power	74
	8.05 No Conflicts or Consents	74
	8.06 Enforceable Obligations	74
	8.07 Priority of Liens	74
	8.08 Financial Condition	75
	8.09 Full Disclosure	75
	8.10 No Default	75
	8.11 No Litigation	75
	8.12 Material Adverse Change	75
	8.13 Taxes	75
	8.14 Jurisdiction of Formation; Principal Office	75
	8.15 ERISA Compliance	75
	8.16 Compliance with Law	76
	8.17 Hazardous Substances	76
	8.18 Insider	76
	8.19 Partnership Structure	76
	8.20 Capital Commitments and Contributions	76
	8.21 Terms of Guarantors and Approved Intermediaries; No Capital Call Termination Event	76
	8.22 Investor Documents	76
	8.23 Fiscal Year	77
	8.24 Investment Company Act	77
	8.25 Margin Stock	77
	8.26 Sanctions	77
	8.27 Anti-Corruption Laws	77
	8.28 Credit Facility	77
	8.29 No Defenses	77
	8.30 Affected Financial Institution	77
	8.31 Beneficial Ownership Regulation	77

9.	AFFIRMATIVE COVENANTS	78
	9.01 Financial Statements, Reports and Notices	78
	9.02 Payment of Taxes	81
	9.03 Maintenance of Existence and Rights	81
	9.04 Notice of Default	81

	9.05 Other Notices	81
	9.06 Compliance with Loan Documents and Constituent Documents	82
	9.07 Books and Records; Access	82
	9.08 Compliance with Law	82
	9.09 Insurance	82
	9.10 Authorizations and Approvals	82
	9.11 Maintenance of Liens	82
	9.12 Further Assurances	82
	9.13 Investor Financial and Rating Information	83
	9.14 Maintenance of REIT Status	83
	9.15 Anti-Corruption Laws; Sanctions	83
	9.16 Capital Calls	83

10.	NEGATIVE COVENANTS	83
	10.01 Mergers, Dissolution, Jurisdiction of Formation	83
	10.02 Negative Pledge	84
	10.03 Fiscal Year and Accounting Method	84
	10.04 Constituent Documents	84
	10.05 Transfer or Redemption of Interests, or Admission of, Investors	85
	10.06 Capital Commitments	86
	10.07 ERISA Compliance	86
	10.08 Environmental Matters	86
	10.09 Limitations on Dividends and Distributions	86
	10.10 Limitation on Debt	87
	10.11 Limitation on General Partner	87
	10.12 Limitation on Guarantor Transfers	87
	10.13 Limitation on Guarantor Investments	87
	10.14 Withdrawals from Collateral Account	87
	10.15 Sanctions	87
	10.16 Anti-Corruption Laws	87

11.	EVENTS OF DEFAULT	88
	11.01 Events of Default	88
	11.02 Remedies Upon Event of Default	90
	11.03 Performance by Administrative Agent	91
	11.04 Application of Funds	91

12.	ADMINISTRATIVE AGENT	92
	12.01 Appointment and Authority	92
	12.02 Rights as a Lender	92
	12.03 Exculpatory Provisions	92
	12.04 Reliance by Administrative Agent	93
	12.05 Delegation of Duties	94
	12.06 Resignation of Administrative Agent	94
	12.07 Non-Reliance on Administrative Agent and Other Lenders	95
	12.08 No Other Duties, Etc.	96
	12.09 Administrative Agent May File Proofs of Claim	96
	12.10 Collateral and Guaranty Matters	96
	12.11 Certain ERISA Matters	97

13.	MISCELLANEOUS	98
	13.01 Amendments	98
	13.02 Right of Setoff	100

13.03 Sharing of Payments by Lenders	100
13.04 Payments Set Aside	101
13.05 No Waiver; Cumulative Remedies; Enforcement	101
13.06 Expenses; Indemnity; Damage Waiver	102
13.07 Notices	103
13.08 Governing Law	105
13.09 WAIVER OF JURY TRIAL	106
13.10 Invalid Provisions	107
13.11 Successors and Assigns	107
13.12 Replacement of Lenders	111
13.13 Maximum Interest	112
13.14 Headings	112
13.15 Survival of Representations and Warranties	112
13.16 Limited Liability of Investors	112
13.17 Recourse	113
13.18 Confidentiality	113
13.19 USA Patriot Act; KYC Notice	113
13.20 No Advisory or Fiduciary Responsibility	114
13.21 Electronic Execution of Assignments and Certain Other Documents	114
13.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions	115
13.23 Counterparts; Integration; Effectiveness	115
13.24 ENTIRE AGREEMENT	116
13.25 Acknowledgment Regarding Any Supported QFCs	116

SCHEDULES

SCHEDULE 1.01	Commitments
SCHEDULE 2.01	Baseline Net Worth
SCHEDULE 13.07	Addresses

EXHIBITS

EXHIBIT A:	Schedule of Investors
EXHIBIT B:	Revolving Credit Note
EXHIBIT C:	Loan Notice
EXHIBIT D:	Request for Letter of Credit
EXHIBIT E:	Security Agreement
EXHIBIT F:	Assignment of Account
EXHIBIT G:	[Reserved]
EXHIBIT H:	[Reserved]
EXHIBIT I:	Assignment and Assumption
EXHIBIT J:	Compliance Certificate
EXHIBIT K:	Forms of U.S. Tax Compliance Certificates
EXHIBIT L:	Form of Joinder Agreement
EXHIBIT M:	[Reserved]
EXHIBIT N:	Borrowing Base Certificate
EXHIBIT O:	Borrower’ Instruction Certificate / Remittance Instructions
EXHIBIT P:	Notice of Loan Prepayment

EXECUTION VERSION

REVOLVING CREDIT AGREEMENT

THIS REVOLVING CREDIT AGREEMENT (the “Agreement”), dated as of December 14, 2022, and effective as of October 27, 2022, is entered into between Invesco Realty, Inc., a Delaware corporation (the “Lender”) and Invesco Commercial Real Estate Finance Trust, Inc. a Maryland corporation (the “Borrower”).

BACKGROUND

1. The Borrower was formed for the purpose of primarily originating real estate related loans.

2. An affiliate of the Lender will provide investment advisory services to the Borrower in connection with the conduct of the Borrower’s business and its operations.

3. The Borrower was formed on October 27, 2022, upon filing of the Articles of Incorporation of the Borrower with the Maryland State Department of Assessment and Taxation. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the charter of the Borrower, as may be amended and restated from time to time (the “Charter”).

4. The Borrower has requested that the Lender extend financing to the Borrower for the purpose of funding the formation, organization and other related expenses of the Borrower.

5. Accordingly, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the Lender and the Borrower agree as follows:

ARTICLE I.

LOANS: RECORDKEEPING

SECTION 1.1 Loans. From time to time, Borrower may request Lender to make a loan to Borrower (herein collectively called the “Loans” and individually each called a “Loan”) in an amount that when aggregated with the outstanding principal amount of all outstanding Loans hereunder may not exceed $30,000 (the “Maximum Aggregate Loan Amount”). Subject to the terms and conditions of this Agreement, the Lender may in its sole discretion (and for the avoidance of doubt shall under no circumstance be obligated to) make such Loans to the Borrower on a revolving basis from time to time, as the Borrower may from time to time request in an amount that when aggregated with the outstanding principal amount of all outstanding Loans hereunder may not exceed the Maximum Aggregate Loan Amount.

SECTION 1.2 Recordkeeping. The Lender shall record in its records the date and amount of each Loan made hereunder, the amount of interest accrued daily on the Loan and any repayments thereof. In the absence of manifest error, the aggregate unpaid principal amount so recorded shall be the principal amount owing and unpaid on the applicable Loan. The failure to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of the Borrower hereunder to repay the principal amount of all Loans together with all interest accruing thereon.

ARTICLE II.

INTEREST

SECTION 2.1 Interest Rate. Each Loan shall bear interest on the outstanding principal amount, commencing on the date of such Loan until such Loan is paid in full. The interest rate of each Loan shall be paid at the short-term applicable federal rate in effect at the time such Loan is made, as published by the Internal Revenue Service from time to time.

SECTION 2.2 Interest Payment Dates. Accrued interest on each Loan shall be payable monthly in arrears on each Payment Date (as defined below), and on the Maturity Date, commencing with the first of such dates to occur after June 1, 2023. As used herein, “Payment Date” shall mean the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

SECTION 2.3 Computation of Interest. Interest on each Loan shall be computed on the basis of a 360 day year and the actual number of days elapsed since the prior Payment Date.

ARTICLE III.

MATURITY AND PAYMENTS

SECTION 3.1 Maturity. Principal on the Loans is payable in full 9 months from the date of such Loan (each, a “Maturity Date”).

SECTION 3.2 Prepayments. If funds are available, the Borrower may prepay the Loans at any time, in whole or in part, without penalty.

ARTICLE IV.

DEFAULT

SECTION 4.1 Events of Default. An “Event of Default” under this Agreement means any of the following:

(a)	A default by the Borrower, and continuance thereof for five (5) Business Days, in the payment when due of any interest on any Loan;

(b)	A default on the payment when due of the principal amount of any Loan;

(c)	A breach by the Borrower of any representation or warranty made by it in this Agreement;

(d)

The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee (or similar person in any jurisdiction) for them or for a substantial part of their property or business or such a receiver or trustee (or similar such person) shall otherwise be appointed;

(e)

The commencement by the Borrower, or by another party against the Borrower, whether voluntary or involuntary, of bankruptcy, insolvency, reorganization, or liquidation proceedings or relief under any bankruptcy law or any law in any jurisdiction; or

(f)

The issuance of any notice in relation to any of the foregoing events in clause (e) above for the relief of debtors shall be instituted by or against the Borrower, which are not dismissed within thirty (30) days of initiation.

SECTION 4.2 Effect of Default. If an Event of Default shall occur and be continuing, then all principal and accrued but unpaid interest shall become immediately due and payable.

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ARTICLE V.

REPRESENTATIONS OF THE BORROWER

SECTION 5.1 Organization; Powers. The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 5.2 Authorization; Enforceability. Entry into and performance of this Agreement and the borrowings hereunder (the “Transactions”) are within the Borrower’s organizational powers and have been duly authorized by all necessary organizational action. The Borrower has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights generally and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 5.3 Governmental Approvals; No Conflicts. The Transactions:

(a) do not require any consent or approval of, registration or filing with, or any other action by, the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (“Governmental Authority”), except for such as have been obtained or made and are in full force and effect,

(b) will not violate any applicable law or regulation, the Charter or any order of any Governmental Authority,

(c) will not violate or result in a default under, indenture, agreement or other instrument binding upon the Borrower or any of its subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and

(d) will not result in the creation or imposition of any lien on any asset of the Borrower or any of its subsidiaries.

ARTICLE VI.

MISCELLANEOUS

SECTION 6.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns; provided, however, that neither party to this Agreement may assign any rights or obligations under this Agreement without the prior written consent of the other party.

SECTION 6.2 Term; Termination. Either party may terminate this Agreement at any time on 30 days’ prior written notice to the other party. Upon termination, no additional Loans may be extended to the Borrower, but all outstanding Loans will become due and payable on the respective Maturity Date.

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SECTION 6.3 Waivers. The Borrower hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Lender in exercising in any right hereunder shall operate as a waiver of such right or any other right.

SECTION 6.4 Governing Law. THIS AGREEMENT AND THE LOANS SHALL BE CONTRACTS MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT RESPECT TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). ALL RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER EXPRESSED HEREIN SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW.

SECTION 6.5 Counterparts. This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be signed electronically via scanned signatures, Adobe Sign, DocuSign protocol or other electronic platform (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000). All such signatures may be used in the place of original “wet ink” signatures to this Agreement or such other document and shall have the same legal effect as the physical delivery of an original signature.

SECTION 6.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 6.7 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regards to the Loans, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, and agreements except as specifically set forth herein. Lender acknowledges that following execution of this Agreement, there are no other loan agreements currently in effect between the Lender (or any affiliates thereof) and the Borrower.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESCO REALTY, INC., as Lender

By:	/s/ Beth Zayicek
Name: Beth Zayicek
Title: Vice President

INVESCO COMMERCIAL REAL ESTATE FINANCE TRUST, INC., as Borrower

By:	/s/ Beth Zayicek
Name: Beth Zayicek
Title: Director

[Signature Page to Revolving Credit Agreement]